Exhibit 10.42

September 5, 2018

Mimecast North America, Inc.

191 Spring Street

Lexington, MA 02421

Attn: Peter Campbell

Re:

That certain Lease, dated January 4, 2013, as amended from time to time prior to the date hereof (the "Lease") by and between PCPI UT Owner, LP, a Delaware limited partnership, as successor in interest to SP Millennium Center, L.P., a Delaware limited partnership, as Landlord (the "Landlord"), and Mimecast North America, Inc., a Delaware corporation, as Tenant (the "Tenant"), with respect to certain premises located at 222 West Las Colinas Boulevard, Irving, Texas 75039 (the "Premises").

Ladies and Gentlemen:

In reference to the Lease, each by its respective signature and acknowledgement hereto, the Landlord and the Tenant hereby agree to amend and restate in its entirety Section 20 of the Lease to read as follows:

"In addition to any statutory landlord's lien, now or hereafter enacted, Tenant grants to Landlord, to secure performance of Tenant's obligations hereunder, a security interest in all of Tenant's furniture, trade or other fixtures, inventory and equipment situated in or upon the Premises or the Project, and all proceeds thereof ( except merchandise sold in the ordinary course of business) (collectively, the "Collateral"), and the Collateral shall not be removed from the Premises or the Project without the prior written consent of Landlord until all obligations of Tenant have been fully performed.   For purposes of this Section 20, there shall be a rebuttable presumption that all property located in the Premises is owned by Tenant. Upon the occurrence of an Event of Default, Landlord may, in addition to all other remedies, without notice or demand except as provided below, exercise the rights afforded to a secured party under the Uniform Commercial Code of the state in which the Premises are located (the "UCC"). To the extent the UCC requires Landlord to give to Tenant notice of any act or event and such notice cannot be validly waived before a default occurs, then five-days' prior written notice thereof shall be reasonable notice of the act or event. In order to perfect such security interest, Landlord may file any financing statement or other instrument necessary at Tenant's expense at the state and county Uniform Commercial Code filing offices."

US 5763837v.2

This letter agreement shall be binding on each of Landlord, Tenant and each of their respective legal representatives, successors and assigns. This letter may be executed by facsimile or other electronic means,  and in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument.

Except as specifically stated herein, nothing contained in this letter agreement shall be deemed a modification or amendment of the Lease, which remains in full force and effect, or as a waiver of any respective rights or remedies of Landlord and Tenant under the Lease or otherwise available at law or in equity, each of which are hereby expressly reserved.

Please evidence your agreement to the foregoing by executing the letter agreement in the space provided below.

Sincerely,

PCPI UT OWNER, LP, a Delaware limited partnership

By:	Parallel Capital Partners, Inc., a California corporation, its authorized agent

By:	/s/ Michael Burer
Name:	Michael Burer
Title:	CFO

ACKNOWLEDGED AND AGREED:

MIMECAST NORTH AMERICA, INC.,
a Delaware corporation

By:
Name:
Title:

2

US 5763837v.2

This letter agreement shall be binding on each of Landlord, Tenant and each of their respective legal representatives, successors and assigns. This letter may be executed by facsimile or other electronic means, and in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument.

Except as specifically stated herein, nothing contained in this letter agreement shall be deemed a modification or amendment of the Lease, which remains in full force and effect. or as a waiver of any respective rights or remedies of Landlord and Tenant under the Lease or otherwise available at law or in equity, each of which are hereby expressly reserved.

Please evidence your agreement to the foregoing by executing the letter agreement in the space provided below.

Sincerely,

PCPI UT OWNER, LP, a Delaware limited partnership

By:	Parallel Capital Partners, Inc., a California corporation, its authorized agent

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

MIMECAST NORTH AMERICA, INC.,
a Delaware corporation

By:	/s/ Peter Campbell
Name:	Peter Campbell
Title:	CFO

3

US 5763837v.2